Exhibit 99.1

Forest City Enterprises, Inc.

Supplemental Package

Three and Six Months Ended July 31, 2004 and 2003

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2004 and 2003
Supplemental Package

NYSE: FCEA, FCEB

Index

Corporate Overview	2-3

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expiration Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16
Scheduled Maturities Table	17-18

Supplemental Financial Information
Consolidated Balance Sheet Information	19-20
Consolidated Earnings Information	21-24
Real Estate and Related Nonrecourse Mortgage Debt	25-26
Investment in and Advances to Real Estate Affiliates	27-28
Results of Operations Summary	29-30
Reconciliation of Net Earnings to EBDT	30-32
Summary of EBDT	33-44

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed on pages 5-12 of the Company’s Form 10-K for the year ended January 31, 2004 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry, which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, the rate revenue increases versus the rate of expense increases, the cyclical nature of the lumber wholesale business, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Corporate Overview

Corporate Description

Founded in 1920 and publicly traded since 1960, Forest City Enterprises, Inc. (“FCE” or the “Company”) is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate properties in 20 states and the District of Columbia. At July 31, 2004, we had approximately $7.2 billion in total assets. We have a portfolio of real estate assets diversified both geographically and among property types. We operate our business through four strategic business units as follows:

•	Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects;

•	Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apartments, adaptive re-use developments and supported-living facilities;

•	Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects; and

•	Lumber Trading Group, a lumber wholesaler.

Operating and Financial Information

Financial Measures

This supplemental package contains certain financial measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method, (non-GAAP). Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT provide supplemental information about our operations. Although these financial measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP financial measures. Our investors can use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidation Method

We present certain financial amounts under the pro-rata method, because we believe this information is useful to investors as this method more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we present our investments proportionate to our share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in the variable interest entities (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package.

Certain amounts in the Consolidated Balance Sheets Information and Consolidated Earnings Information are not comparable to the prior period due to the implementation of FIN No. 46 (R) at February 1, 2004, and the consolidation of four properties previously accounted under the equity method due to the acquisition of our partners’ interest.

EBDT - We believe that EBDT, along with net earnings, provides us, as well as our investors, additional information about our core operations and is necessary to understand our operating results while property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess operating performance and resource allocations by business unit and on a consolidated basis. EBDT is similar to funds from operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REITS”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 29-32 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Supplemental Operating Information

The operating data contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings and our development pipeline. The term “comparable,” which is used throughout this document, is defined as including properties that were opened and operated in both three and six month periods ended July 31, 2004 and 2003.

We believe occupancy rates, retail and office lease expirations base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.

Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 29) is used to assess operating performance and resource allocation of our core business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall financial performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and a reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-44.

Corporate Office
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113

SEC Form 10-K

A copy of the Annual Report on Form 10-K as filed with the United States Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net

Website
www.forestcity.net

The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.

Investor Relations
Thomas G. Smith
Executive Vice President and
Chief Financial Officer

Thomas T. Kmiecik
Assistant Treasurer
(216) 621-6060

Transfer Agent and Registrar
National City
Stock Transfer Department
P.O. Box 92301
Cleveland, Ohio 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com

Stock Exchange Listing
NYSE: FCEA and FCEB

Dividend Reinvestment and Stock Purchase Plan

The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City at (800) 622-6757.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Occupancy Data
July 31, 2004 and 2003

We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	YTD	As of	YTD
	July 31, 2004	July 31, 2004	July 31, 2003	July 31, 2003
Retail
Comparable	92.3%	92.2%	90.4%	90.0%
Total	90.9%	91.7%	90.2%	89.5%
Office
Comparable	93.2%	92.7%	92.7%	92.8%
Total	92.5%	92.7%	92.7%	89.2%
Residential
Comparable	91.9%	92.0%	91.1%	91.8%
Total	91.3%	89.7%	90.2%	89.4%
Hotels
Comparable		81.3%		75.6%
ADR		$165.59		$148.96

Retail and office occupancy as of July 31, 2004 and 2003 is based on square feet leased as of July 31, 2004 and 2003, respectively. Average Occupancy YTD as of July 31, 2004 and 2003 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period, by two. Residential occupancy as of July 31, 2004 and 2003 represents total units occupied divided by total units available. Average residential occupancy for the six months ended July 31, 2004 and 2003 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2004 and 2003.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three and six month periods ended July 31, 2004 and 2003. NOI excludes straight-line rent. The following schedules on pages 5 and 7 present comparable NOI for each of our major product lines, as well as each strategic business unit under which those product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-44.

Comparable Net Operating Income (NOI) (% Change over same period, prior year)

	Three Months Ended July 31, 2004		Six Months Ended July 31, 2004
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation
Retail	6.0%	2.7%	7.1%	2.7%
Office	1.4%	3.6%	1.6%	2.2%
Hotel	69.0%	47.4%	72.5%	45.9%
Residential	(2.8%)	(4.7%)	(6.8%)	(4.4%)
Total	4.7%	2.9%	3.0%	1.8%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (in Thousands)
	Three Months Ended July 31, 2004					Three Months Ended July 31, 2003					% Change
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Consolidation
Commercial Group
Retail
Comparable	$29,833	$4,185	$3,235	$—	$28,883	$28,154	$4,812	$4,782	$—	$28,124	6.0%	2.7%

Total	38,649	2,332	2,562	600	39,479	33,119	5,728	5,288	582	33,261
Office Buildings
Comparable	35,518	5,940	1,015	—	30,593	35,029	6,560	1,072	—	29,541	1.4%	3.6%

Total	57,837	12,415	1,108	—	46,530	40,523	8,060	1,072	—	33,535
Hotels
Comparable	6,579	907	623	—	6,295	3,892	260	638	—	4,270	69.0%	47.4%

Total	6,758	(160)	623	—	7,541	10,217	3,259	638	—	7,596
Other	1,703	502	802	—	2,003	770	(712)	1,110	—	2,592
Total Commercial Group
Comparable	71,930	11,032	4,873	—	65,771	67,075	11,632	6,492	—	61,935	7.2%	6.2%

Total	104,947	15,089	5,095	600	95,553	84,629	16,335	8,108	582	76,984

Residential Group
Comparable	22,147	1,131	4,336	—	25,352	22,786	464	4,286	—	26,608	(2.8%)	(4.7%)

Total	25,938	1,063	6,901	19	31,795	25,147	389	6,105	1,546	32,409
Total Real Estate Groups
Comparable	94,077	12,163	9,209	—	91,123	89,861	12,096	10,778	—	88,543	4.7%	2.9%

Total	130,885	16,152	11,996	619	127,348	109,776	16,724	14,213	2,128	109,393
Land Development Group	18,280	773	222	—	17,729	8,829	548	150	—	8,431

Lumber Trading Group	4,628	—	—	(328)	4,300	1,801	—	—	30	1,831

Corporate Group	(7,434)	—	—	—	(7,434)	(7,291)	—	—	—	(7,291)

Grand Total	$146,359	$16,925	$12,218	$291	$141,943	$113,115	$17,272	$14,363	$2,158	$112,364

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (in thousands)
	Six Months Ended July 31, 2004					Six Months Ended July 31, 2003					% Change
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Minority	Investments at	Discontinued	Pro-Rata	Full	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Interest	Pro-Rata	Operations	Consolidation	Consolidation	Consolidation
Commercial Group
Retail
Comparable	$58,019	$8,165	$7,022	$—	$56,876	$54,164	$9,484	$10,716	$—	$55,396	7.1%	2.7%

Total	77,973	9,386	6,714	1,271	76,572	63,498	11,639	11,778	1,150	64,787
Office Buildings
Comparable	69,484	10,604	2,163	—	61,043	68,412	10,885	2,203	—	59,730	1.6%	2.2%

Total	99,382	18,289	2,225	—	83,318	76,084	13,686	2,181	—	64,579
Hotels
Comparable	8,407	1,309	1,246	—	8,344	4,873	428	1,275	—	5,720	72.5%	45.9%

Total	11,785	2,708	1,246	—	10,323	12,687	4,033	1,275	—	9,929
Other	2,182	1,656	310	—	836	7,472	284	998	—	8,186
Total Commercial Group
Comparable	135,910	20,078	10,431	—	126,263	127,449	20,797	14,194	—	120,846	6.6%	4.5%

Total	191,322	32,039	10,495	1,271	171,049	159,741	29,642	16,232	1,150	147,481
Residential Group
Comparable	44,071	2,342	9,425	—	51,154	47,281	2,290	8,518	—	53,509	(6.8%)	(4.4%)

Total	54,053	2,375	13,891	314	65,883	52,826	876	11,726	2,907	66,583
Total Real Estate Groups
Comparable	179,981	22,420	19,856	—	177,417	174,730	23,087	22,712	—	174,355	3.0%	1.8%

Total	245,375	34,414	24,386	1,585	236,932	212,567	30,518	27,958	4,057	214,064
Land Development Group	33,270	1,712	393	—	31,951	14,402	1,118	501	—	13,785
Lumber Trading Group	10,226	—	—	(506)	9,720	2,078	—	—	(80)	1,998
Corporate Group	(14,506)	—	—	—	(14,506)	(12,378)	—	—	—	(12,378)

Grand Total	$274,365	$36,126	$24,779	$1,079	$264,097	$216,669	$31,636	$28,459	$3,977	$217,469

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Reconciliation of Net Operating Income (Non-GAAP) to Net Earnings (GAAP):

	Three Months Ended July 31, 2004					Three Months Ended July 31, 2003

			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments	Discontinued	Pro-Rata	Full	Minority	Investments	Discontinued	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Operations	Consolidation	Consolidation	Interest	at Pro-Rata	Operations	Consolidation
Revenues	$305,943	$43,028	$70,093	$4,320	$337,328	$230,106	$38,093	$66,088	$9,868	$267,969
Exclude straight-line rent adjustment (a)	(3,396)	—	—	(24)	(3,420)	(2,065)	—	—	(47)	(2,112)

Adjusted revenues	302,547	43,028	70,093	4,296	333,908	228,041	38,093	66,088	9,821	265,857
Operating expenses	176,244	26,103	41,297	3,998	195,436	134,689	20,824	36,850	7,645	158,360
Add back depreciation and amortization for Non Real-Estate Groups (b)	943	—	71	14	1,028	968	—	29	25	1,022
Exclude straight-line rent adjustment (c)	(2,027)	—	—	(7)	(2,034)	(1,278)	—	—	(7)	(1,285)

Adjusted operating expenses	175,160	26,103	41,368	4,005	194,430	134,379	20,824	36,879	7,663	158,097
Add equity in earnings of unconsolidated entities (Note 1)	43,650	—	(41,185)	—	2,465	11,827	3	(7,341)	—	4,483
Remove gain on disposition of equity method operating properties (Note 1)	(31,996)	—	31,996	—	—	—	—	—	—	—
Add back equity method depreciation and amortization (see below)	7,318	—	(7,318)	—	—	7,626	—	(7,505)	—	121

Net Operating Income	146,359	16,925	12,218	291	141,943	113,115	17,272	14,363	2,158	112,364
Interest expense	(61,716)	(4,493)	(12,218)	(514)	(69,955)	(46,176)	(7,758)	(14,363)	(1,411)	(54,192)
Loss on early extinguishment of debt	—	—	—	—	—	(10,718)	98	—	—	(10,816)
Provision for decline in real estate	—	—	—	—	—	(1,624)	—	—	(773)	(2,397)
Gain on disposition of equity method operating properties (Note 1)	31,996	—	—	—	31,996	—	—	—	—	—
Gain (loss) on disposition of operating properties, division, and other investments	—	—	—	48	48	(453)	—	—	—	(453)
Depreciation and amortization — Real Estate Groups (d)	(43,739)	(3,378)	(7,318)	(71)	(47,750)	(29,278)	(4,704)	(7,505)	(625)	(32,704)
Straight-line rent adjustment (a) + (c)	1,369	—	—	17	1,386	787	—	—	40	827
Equity method depreciation and amortization (see above)	(7,318)	—	7,318	—	—	(7,626)	—	7,505	—	(121)

Earnings before income taxes	66,951	9,054	—	(229)	57,668	18,027	4,908	—	(611)	12,508
Income tax (expense) benefit	(22,936)	—	—	91	(22,845)	(6,149)	—	—	244	(5,905)

Earnings before minority interest and discontinued operations	44,015	9,054	—	(138)	34,823	11,878	4,908	—	(367)	6,603
Minority interest	(9,054)	(9,054)	—	—	—	(4,908)	(4,908)	—	—	—

Earnings from continuing operations (Note 1)	34,961	—	—	(138)	34,823	6,970	—	—	(367)	6,603
Discontinued operations, net of tax and minority interest:
Loss from operations	(168)	—	—	168	—	(367)	—	—	367	—
Gain on disposition of operating properties and division	30	—	—	(30)	—	—	—	—	—	—

	(138)	—	—	138	—	(367)	—	—	367	—

Net earnings	$34,823	$—	$—	$—	$34,823	$6,603	$—	$—	$—	$6,603

(d) Depreciation and amortization — Real Estate Groups	$43,739	$3,378	$7,318	$71	$47,750	$29,278	$4,704	$7,505	$625	$32,704
(b) Depreciation and amortization — Non-Real Estate Groups	943	—	71	14	1,028	968	—	29	25	1,022

Total depreciation and amortization	$44,682	$3,378	$7,389	$85	$48,778	$30,246	$4,704	$7,534	$650	$33,726

Note:
1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended July 31, 2004, three equity method investments were sold including Chapel Hill Mall, Chapel Hill Suburban and Manhattan Town Center Mall, resulting in a gain on disposition of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings.

Forest City Enterprises, Inc.
Supplemental Financial Information

Reconciliation of Net Operating Income (Non-GAAP) to Net Earnings (GAAP):

	Six Months Ended July 31, 2004					Six Months Ended July 31, 2003
			Plus					Plus
		Less	Unconsolidated	Plus			Less	Unconsolidated	Plus
	Full	Minority	Investments	Discontinued	Pro-Rata	Full	Minority	Investments	Discontinued	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Operations	Consolidation	Consolidation	Interest	at Pro-Rata	Operations	Consolidation
Revenues	$588,773	$81,592	$133,066	$10,229	$650,476	$455,022	$76,452	$125,369	$19,421	$523,360
Exclude straight-line rent adjustment (a)	(5,736)	—	—	(48)	(5,784)	(4,688)	—	—	(94)	(4,782)

Adjusted revenues	583,037	81,592	133,066	10,181	644,692	450,334	76,452	125,369	19,327	518,578
Operating expenses	345,542	45,462	78,695	9,079	387,854	270,189	44,816	69,910	15,309	310,592
Add back depreciation and amortization for Non-Real Estate Groups (b)	1,924	—	158	37	2,119	1,866	—	80	55	2,001
Exclude straight-line rent adjustment (c)	(6,308)	—	—	(14)	(6,322)	(2,237)	—	—	(14)	(2,251)

Adjusted operating expenses	341,158	45,462	78,853	9,102	383,651	269,818	44,816	69,990	15,350	310,342
Add equity in earnings of unconsolidated entities (Note 1)	49,894	(4)	(47,079)	—	2,819	21,670	—	(12,684)	—	8,986
Remove gain on disposition of equity method operating properties (Note 1)	(31,996)	—	31,996	—	—	—	—	—	—	—
Add back equity method depreciation and amortization (see below)	14,588	—	(14,351)	—	237	14,483	—	(14,236)	—	247

Net Operating Income	274,365	36,126	24,779	1,079	264,097	216,669	31,636	28,459	3,977	217,469
Interest expense	(120,963)	(14,241)	(24,779)	(1,423)	(132,924)	(89,310)	(15,208)	(28,459)	(2,780)	(105,341)
Loss on early extinguishment of debt	—	—	—	—	—	(10,718)	98	—	—	(10,816)
Provision for decline in real estate	—	—	—	—	—	(1,624)	—	—	(773)	(2,397)
Gain on disposition of equity method operating results (Note 1)	31,996	—	—	—	31,996	—	—	—	—	—
Gain (loss) on disposition of operating properties, division and other investments	—	—	—	19,547	19,547	(431)	—	—	88	(343)
Depreciation and amortization — Real Estate Groups (d)	(83,501)	(5,506)	(14,351)	(321)	(92,667)	(57,480)	(9,041)	(14,236)	(1,317)	(63,992)
Straight-line rent adjustment (a) + (c)	(572)	—	—	34	(538)	2,451	—	—	80	2,531
Equity method depreciation and amortization (see above)	(14,588)	—	14,351	—	(237)	(14,483)	—	14,236	—	(247)

Earnings before income taxes	86,737	16,379	—	18,916	89,274	45,074	7,485	—	(725)	36,864
Income tax (expense) benefit	(28,507)	—	—	(7,480)	(35,987)	(15,757)	—	—	288	(15,469)

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	58,230	16,379	—	11,436	53,287	29,317	7,485	—	(437)	21,395
Minority interest	(16,379)	(16,379)	—	—	—	(7,485)	(7,485)	—	—	—

Earnings from continuing operations (Note 1)	41,851	—	—	11,436	53,287	21,832	—	—	(437)	21,395
Discontinued operations, net of tax and minority interest:
Loss from operations	(381)	—	—	381	—	(490)	—	—	490	—
Gain on disposition of operating properties and division	11,817	—	—	(11,817)	—	53	—	—	(53)	—

	11,436	—	—	(11,436)	—	(437)	—	—	437	—

Cumulative effect of change in accounting principle, net of tax	(11,261)	—	—	—	(11,261)	—	—	—	—	—

Net earnings	$42,026	$—	$—	$—	$42,026	$21,395	$—	$—	$—	$21,395

(d) Depreciation and amortization — Real Estate Groups	$83,501	$5,506	$14,351	$321	$92,667	$57,480	$9,041	$14,236	$1,317	$63,992
(b) Depreciation and amortization — Non- Real Estate Groups	1,924	—	158	37	2,119	1,866	—	80	55	2,001

Total depreciation and amortization	$85,425	$5,506	$14,509	$358	$94,786	$59,346	$9,041	$14,316	$1,372	$65,993

Note:
1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the six months ended July 31, 2004, three equity method investments were sold including Chapel Hill Mall, Chapel Hill Suburban and Manhattan Town Center Mall, resulting in a gain on disposition of $31,996 which is included in Equity in Earnings of Unconsolidated Entities in the Company’s Consolidated Statement of Earnings.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Retail Lease Expirations
As of July 31, 2004

						AVERAGE
						BASE
	NUMBER	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)
2004	96	238,783	2.73%	$4,629,510	2.95%	$26.10
2005	141	397,621	4.54%	6,736,868	4.30%	21.45
2006	206	494,544	5.65%	10,869,360	6.93%	28.57
2007	139	524,261	5.98%	8,017,207	5.11%	21.17
2008	157	607,891	6.94%	10,625,892	6.78%	23.84
2009	156	568,144	6.49%	9,773,064	6.23%	22.69
2010	91	373,114	4.26%	7,419,223	4.73%	25.54
2011	239	1,049,040	11.98%	24,609,183	15.70%	27.77
2012	115	667,248	7.62%	11,688,452	7.46%	29.07
2013	152	671,815	7.67%	16,883,418	10.77%	28.74
2014	41	265,300	3.03%	3,400,464	2.17%	17.46
Thereafter	91	2,899,593	33.11%	42,132,793	26.87%	20.66

TOTAL	1,624	8,757,354	100.00%	$156,785,434	100.00%	$23.90

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, step rents and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square foot are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Office Lease Expirations
As of July 31, 2004

						AVERAGE
						BASE
	NUMBER	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	OF EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES(3)	LEASED GLA(1)	EXPIRING(2)	BASE RENT	EXPIRING(3)
2004	43	126,960	1.59%	$1,666,734	1.02%	$19.57
2005	67	541,579	6.80%	10,079,457	6.19%	24.33
2006	51	603,320	7.57%	9,626,010	5.92%	23.64
2007	42	331,809	4.17%	6,096,361	3.75%	23.16
2008	51	432,998	5.44%	8,153,199	5.01%	22.27
2009	28	292,164	3.67%	5,689,116	3.50%	24.78
2010	22	920,087	11.55%	13,178,601	8.10%	22.60
2011	10	236,255	2.97%	6,922,904	4.25%	31.60
2012	11	1,072,682	13.46%	26,746,330	16.43%	31.70
2013	14	594,704	7.46%	11,356,534	6.98%	23.66
2014	7	563,796	7.08%	12,126,803	7.45%	27.70
Thereafter	22	2,249,585	28.24%	51,110,662	31.40%	29.52

TOTAL	368	7,965,939	100.00%	$162,752,711	100.00%	$26.72

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent, step rents and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square foot are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Schedule of Significant Retail Tenants
As of July 31, 2004

(Based on net base rent 1% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	RETAIL
TENANT	SQUARE FEET	SQUARE FEET
Regal Entertainment Group	492,180	5.62%
The Gap	293,616	3.35
AMC Entertainment, Inc.	273,731	3.13
TJX Companies	247,354	2.82
The Limited	193,695	2.21
Ahold USA (Stop & Shop)	177,455	2.03
Circuit City Stores, Inc.	164,842	1.88
Dick’s Sporting Goods	145,096	1.66
Pathmark Stores	123,500	1.41
Abercrombie & Fitch Stores, Inc.	117,389	1.34
Footlocker, Inc.	103,938	1.19
Best Buy Stores	102,661	1.17

Sub-Total	2,435,457	27.81%
All Others	6,321,897	72.19

Total	8,757,354	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Schedule of Significant Office Tenants
As of July 31, 2004

(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET
City of New York	816,190	10.25%
Millennium Pharmaceuticals, Inc.	750,842	9.42
U.S. Government	620,523	7.79
Keyspan Energy	450,004	5.65
Morgan Stanley Company	444,685	5.58
Securities Industry Automation Corp.	428,786	5.38
Wellchoice, Inc.	392,514	4.93
Federated Investors, Inc.	301,016	3.78
Bear Stearns	275,244	3.45
Forest City Enterprises, Inc.	263,563	3.31
Alkermes, Inc.	210,248	2.64
Partners Health Care Systems	136,150	1.71

SubTotal	5,089,765	63.89%
All Others	2,876,174	36.11

Total	7,965,939	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
July 31, 2004
2004 Openings / Acquisitions (6)

								Cost at
			Date			Cost at Full	Total Cost	Pro-Rata Share	Square Feet/
		Dev.(D)	Opened /	Legal	Pro-Rata	Consolidation	at 100%	(Non-GAAP)(b)	Number of
Property	Location	Acq.(A)	Acquired	Ownership%(s)	%(s)(1)	(GAAP)(a)	(2)	(1)X(2)	Units
						(in millions)
Retail Centers:
Brooklyn Commons	Brooklyn, NY	D	Q2-04	70.0%	100.0%	$21.5	$21.5	$21.5	151,000
Atlantic Terminal	Brooklyn, NY	D	Q2-04	70.0%	100.0%	88.8	88.8	88.8	373,000

						$110.3	$110.3	$110.3	524,000

Office:
Atlantic Terminal	Brooklyn, NY	D	Q2-04	70.0%	100.0%	$106.8	$106.8	$106.8	399,000

Residential:
East 29th Avenue Town Center/Botanica	Denver, CO	D	Q1-04	90.0%	90.0%	$46.0	$46.0	$41.4	157 (h)
Sterling Glen of Rye Brook(i) (o)	Rye Brook, NY	D	Q1-04	40.0%	40.0%	58.8	58.8	23.5	165
Emerald Palms Expansion	Miami, FL	D	Q2-04	100.0%	100.0%	8.7	8.7	8.7	86

						$113.5	$113.5	$73.6	408

Total 2004 Openings / Acquisitions(b)(d)						$330.6	$330.6	$290.7

									Open in ’04/
Residential Units Phased-In:(c)(e)									Total

Settler’s Landing at Greentree	Streetsboro, OH	D	2001-04	50.0%	50.0%	$0.0	$25.9	$13.0	32/408
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.5	7.5	36/348
Eaton Ridge	Sagamore Hills, OH	D	2002-04	50.0%	50.0%	0.0	14.1	7.0	36/260

Total(b)(r)						$0.0	$62.5	$27.5	104/1,016

See attached July 31, 2004 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
July 31, 2004
2004 Under Construction or to be Acquired (18)

								Cost at
						Cost at Full	Total Cost	Pro-Rata Share	Square Feet/	Pre-
		Dev.(D)	Anticipated	Legal	Pro-Rata	Consolidation	at 100%	(Non-GAAP)(b)	Number of	Leased
Property	Location	Acq.(A)	Opening	Ownership%(s)	%(s)(1)	(GAAP)(a)	(2)	(1)X(2)	Units	(Wtd. Avg.)
						(in millions)
Retail Centers:
Quartermaster Plaza	Philadelphia, PA	D	Q3-04	70.0%	100.0%	$69.7	$69.7	$69.7	459,000	87%
Victoria Gardens	Rancho Cucamonga, CA	D	Q3-04	80.0%	80.0%	185.4	185.4	148.3	1,041,000 (k)	80%
Saddle Rock	Aurora, CO	D	Q1-05	80.0%	80.0%	31.8	31.8	25.4	185,000	32%
Simi Valley	Simi Valley, CA	D	Q3-05	85.0%	85.0%	127.1	127.1	108.0	600,000	56%
Short Pump Expansion	Richmond, VA	D	Q3-05	50.0%	100.0%	28.0	28.0	28.0	88,000	29%
San Francisco Centre(c)(n)	San Francisco, CA	D	Q3-06	50.0%	50.0%	0.0	396.6	198.3	964,000 (l)	8%

						$442.0	$838.6	$577.7	3,337,000	52%

Office:
University of Pennsylvania(m)	Philadelphia, PA	A	Q4-04	100.0%	100.0%	56.6	56.6	56.6	123,000	100%
Twelve MetroTech Center	Brooklyn, NY	D	Q2-05	80.0%	80.0%	46.3	46.3	37.0	177,000 (g)	0%
New York Times(c)	Manhattan, NY	D	Q2-07	28.0%	28.0%	0.0	415.0	116.2	734,000	0%

						$102.9	$517.9	$209.8	1,034,000	12%

Residential:
23 Sidney Street	Cambridge, MA	D	Q1-05	100.0%	100.0%	$18.2	$18.2	$18.2	51
Subway Terminal	Los Angeles, CA	D	Q1-05	100.0%	100.0%	56.4	56.4	56.4	277
Metropolitan Lofts(c)	Los Angeles, CA	D	Q1-05	50.0%	50.0%	0.0	62.3	31.2	264
Ashton Mill	Providence, RI	D	Q2-05	100.0%	100.0%	26.8	26.8	26.8	193
Sterling Glen of Lynbrook(i)(p)	Lynbrook, NY	D	Q2-05	80.0%	80.0%	27.2	27.2	21.8	100
100 Landsdowne	Cambridge, MA	D	Q3-05	100.0%	100.0%	63.8	63.8	63.8	203
Sterling Glen of Roslyn(i)(q)	Roslyn, NY	D	Q1-06	80.0%	80.0%	71.2	71.2	57.0	158
Central Station Apartments	Chicago, IL	D	Q1-06	100.0%	100.0%	114.7	114.7	114.7	502
Ohana Military Communities(c)	Honolulu, HI	D	Q1-08	7.0%	7.0%	0.0	383.8	26.9	1,952

						$378.3	$824.4	$416.8	3,700

Total 2004 Under Construction(b)(j)						$923.2	$2,180.9	$1,204.3

Residential phased-in units under construction:(c)(e)									Under Const./Total

Settler’s Landing at Greentree	Streetsboro, OH		2001-04	50.0%	50.0%	$0.0	$25.9	$13.0	72/408
Arbor Glen	Twinsburg, OH		2001-07	50.0%	50.0%	0.0	17.9	8.9	144/288
Newport Landing	Coventry, OH		2002-05	50.0%	50.0%	0.0	16.0	8.0	108/336
Woodgate/Evergreen Farms	Olmsted Township, OH		2004-07	33.0%	33.0%	0.0	22.5	7.5	312/348
Pine Ridge Expansion	Willoughby, OH		2004-06	50.0%	50.0%	0.0	13.8	6.9	162/162

Total(b)(f)						$0.0	$96.1	$44.3	798/1,542

See attached July 31, 2004 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

Development Pipeline
July 31, 2004 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100% if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at Pro-Rata Share represents Forest City’s share of cost, based on its pro-rata ownership of each property (a Non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP presentation for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation amount (GAAP) of $330.6 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $290.7 million of cost consists of a reduction to full consolidation for minority interest of $39.9 million of cost and the addition of its share of cost for unconsolidated investments of $0.0 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $44.3 million of cost consists of its share of cost for unconsolidated investments of $44.3 million.

(g)	Represents the Company’s portion of this 1.1 million square-foot office condominium.

(h)	Project also includes 141,000 total square feet (57,000 square feet owned/managed by Forest City) of retail and 34,000 square feet of office space.

(i)	Supported-living property.

(j)	The difference between the full consolidation amount (GAAP) of $923.2 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $1,204.3 million of cost consists of a reduction to full consolidation for minority interest of $91.5 million of cost and the addition of its share of cost for unconsolidated investments of $372.6 million.

(k)	Includes 45,000 square feet of office space.

(l)	Includes 235,000 square feet of office space.

(m)	The Company will have an option to acquire this property.

(n)	This project will also include the acquisition of an adjacent retail center totaling 508,000 square feet.

(o)	Formerly Stone Gate at Bellefair.

(p)	Formerly Tanglewood Crest.

(q)	Formerly Bryant Landing.

(r)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to Forest City’s pro-rata share (a non-GAAP measure) of $27.5 million of cost consists of its share of cost for unconsolidated investments of $27.5 million.

(s)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For these projects, the Company provides funding for certain of its partners’ equity contributions. The Company consolidated its investments in these projects in accordance with FIN No. 46(R) at a consolidation percentage that is reflected in the Pro-Rata % column. These advances entitle the Company to a preferred return on investment, which is payable from cash flows of each respective property. At the point the Company is no longer entitled to a preferred return on a particular joint venture because the partner’s advance has been repaid in full, the Company’s net assets will be adjusted to its intended ownership percentage (reflected in the Legal Ownership % column) by recording a minority interest to reflect the amount of the partner’s claim on those net assets.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Scheduled Maturities Table: Nonrecourse Mortgage Debt
As of July 31, 2004

	2004				2005
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	88,097	6,762	7,242	88,577	141,700	13,521	44,618	172,797
Weighted average rate	6.26%	6.77%	7.35%	6.31%	7.10%	6.82%	8.90%	7.59%
UDAG	18,218	46	10,728	28,900	10,876	94	—	10,782
Weighted average rate	0.03%	—	8.00%	2.99%	3.86%	—	—	3.90%

Total fixed-rate debt	106,315	6,808	17,970	117,477	152,576	13,615	44,618	183,579

Variable:
Variable-rate debt	159,356	14,234	25,987	171,109	190,288	8,303	12,021	194,006
Tax-Exempt	51,535	11,782	8,060	47,813	77,240	5,568	40,000	111,672

Total variable-rate debt	210,891	26,016	34,047	218,922	267,528	13,871	52,021	305,678

Total Nonrecourse Mortgage Debt	317,206	32,824	52,017	336,399	420,104	27,486	96,639	489,257
Weighted Average Rate	4.15%	3.99%	5.06%	4.30%	4.64%	5.03%	5.19%	4.73%

	2006				2007
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	478,889	71,853	38,615	445,651	135,957	22,986	116,737	229,708
Weighted average rate	6.64%	6.10%	7.77%	6.83%	7.10%	7.23%	7.48%	7.28%
UDAG	8,111	501	—	7,610	528	145	—	383
Weighted average rate	0.06%	0.32%	—	0.04%	1.83%	2.33%	—	1.64%

Total fixed-rate debt	487,000	72,354	38,615	453,261	136,485	23,131	116,737	230,091

Variable:
Variable-rate debt	337,378	76,206	15,806	276,978	75,265	21,889	16,824	70,200
Tax-Exempt	51,000	300	5,224	55,924	127,670	2,400	—	125,270

Total variable-rate debt	388,378	76,506	21,030	332,902	202,935	24,289	16,824	195,470

Total Nonrecourse Mortgage Debt	875,378	148,860	59,645	786,163	339,420	47,420	133,561	425,561
Weighted Average Rate	5.49%	5.53%	6.60%	5.57%	4.69%	5.52%	6.89%	5.29%

	2008				Thereafter
			Plus				Plus
		Less	Unconsolidated			Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	226,664	20,309	91,142	297,497	1,802,340	241,979	315,168	1,875,529
Weighted average rate	7.21%	7.15%	6.86%	7.11%	6.81%	7.40%	6.69%	6.71%
UDAG	550	151	967	1,366	67,953	19,393	—	48,560
Weighted average rate	1.89%	2.41%	—	0.50%	1.70%	1.30%	—	1.85%

Total fixed-rate debt	227,214	20,460	92,109	298,863	1,870,293	261,372	315,168	1,924,089

Variable:
Variable-rate debt	29,349	3,316	7,226	33,259	131,735	—	29,881	161,616
Tax-Exempt	—	—	—	—	275,825	27,781	43,999	292,043

Total variable-rate debt	29,349	3,316	7,226	33,259	407,560	27,781	73,880	453,659

Total Nonrecourse Mortgage Debt	256,563	23,776	99,335	332,122	2,277,853	289,153	389,048	2,377,748
Weighted Average Rate	6.90%	6.84%	6.47%	6.78%	5.96%	6.47%	5.86%	5.88%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed-rate debt	2,873,647	377,410	613,522	3,109,759
Weighted average rate	6.82%	7.09%	7.10%	6.85%
UDAG	106,236	20,330	11,695	97,601
Weighted average rate	1.51%	1.29%	7.34%	2.25%

Total fixed-rate debt	2,979,883	397,740	625,217	3,207,360

Variable:
Variable-rate debt	923,371	123,948	107,745	907,168
Tax-Exempt	583,270	47,831	97,283	632,722

Total variable-rate debt	1,506,641	171,779	205,028	1,539,890

Total Nonrecourse Mortgage Debt	4,486,524	569,519	830,245	4,747,250
Weighted Average Rate	5.57%	5.95%	6.02%	5.61%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The information in the tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.

Consolidated Balance Sheet Information - July 31, 2004 (unaudited)

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
	Consolidation	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$5,549,279	$759,607	$903,185	$5,692,857
Projects under development	660,974	19,908	110,665	751,731
Land held for development or sale	47,512	—	74,079	121,591

Total Real Estate	6,257,765	779,515	1,087,929	6,566,179
Less accumulated depreciation	(841,089)	(133,950)	(236,421)	(943,560)

Real Estate, net	5,416,676	645,565	851,508	5,622,619

Cash and equivalents	89,258	26,501	33,596	96,353
Restricted cash	414,683	32,951	75,353	457,085
Notes and accounts receivable, net	444,702	44,673	6,602	406,631
Inventories	73,417	—	—	73,417
Investments in and advances to real estate affiliates	421,105	—	(90,128)	330,977
Other assets	334,333	32,496	22,769	324,606

Total Assets	$7,194,174	$782,186	$899,700	$7,311,688

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$4,486,524	$569,519	$830,245	$4,747,250
Notes payable	194,316	16,507	14,435	192,244
Long-term credit facility	128,000	—	—	128,000
Senior and subordinated debt	449,400	—	—	449,400
Accounts payable and accrued expenses	749,677	117,500	55,020	687,197
Deferred income taxes	321,623	—	—	321,623

Total Liabilities	6,329,540	703,526	899,700	6,525,714

Minority interest	78,660	78,660	—	—

Total Shareholders’ Equity	785,974	—	—	785,974

Total Liabilities and Shareholders’ Equity	$7,194,174	$782,186	$899,700	$7,311,688

Forest City Enterprises, Inc and Subsidiaries
Supplemental Financial Information

Consolidated Balance Sheet Information - January 31, 2004

			Plus
			Unconsolidated	Pro-Rata
	Full	Less Minority	Investments at	Consolidation
	Consolidation	Interest	Pro-Rata	(Non-GAAP)
		(unaudited)	(unaudited)	(unaudited)

	(in thousands)
Assets
Real Estate
Completed rental properties	$4,523,748	$706,045	$996,505	$4,814,208
Projects under development	544,389	72,999	123,578	594,968
Land held for development or sale	33,450	—	49,607	83,057

Total Real Estate	5,101,587	779,044	1,169,690	5,492,233
Less accumulated depreciation	(730,705)	(109,941)	(215,350)	(836,114)

Real Estate, net	4,370,882	669,103	954,340	4,656,119

Cash and equivalents	107,491	16,830	29,413	120,074
Restricted cash	257,795	38,678	23,059	242,176
Notes and accounts receivable, net	422,765	21,440	18,331	419,656
Inventories	46,140	—	—	46,140
Investments in and advances to real estate affiliates	432,584	—	(78,634)	353,950
Other assets	286,415	44,455	31,562	273,522

Total Assets	$5,924,072	$790,506	$978,071	$6,111,637

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$3,634,177	$618,798	$910,866	$3,926,245
Notes payable	152,111	16,529	8,948	144,530
Long-term credit facility	56,250	—	—	56,250
Senior and subordinated debt	349,400	—	—	349,400
Accounts payable and accrued expenses	639,824	106,705	58,257	591,376
Deferred income taxes	294,925	—	—	294,925

Total Liabilities	5,126,687	742,032	978,071	5,362,726

Minority interest	48,474	48,474	—	—

Total Shareholders’ Equity	748,911	—	—	748,911

Total Liabilities and Shareholders’ Equity	$5,924,072	$790,506	$978,071	$6,111,637

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information — Three Months Ended July 31, 2004 (Unaudited)

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues
Rental properties	$275,087	$43,028	$70,093	$920	$303,072
Lumber trading	30,856	—	—	3,400	34,256

	305,943	43,028	70,093	4,320	337,328

Expenses
Operating expenses	176,244	26,103	41,297	3,998	195,436
Interest expense	61,716	4,493	12,218	514	69,955
Depreciation and amortization	44,682	3,378	7,389	85	48,778

	282,642	33,974	60,904	4,597	314,169

Equity in earnings of unconsolidated real estate entities (Note 1)	43,650	—	(41,185)	—	2,465

Gain on disposition of operating properties and divisions	—	—	31,996	48	32,044

Earnings before income taxes	66,951	9,054	—	(229)	57,668

Income tax expense (benefit)
Current	(889)	—	—	(91)	(980)
Deferred	23,825	—	—	—	23,825

	22,936	—	—	(91)	22,845

Earnings before minority interest and discontinued operations	44,015	9,054	—	(138)	34,823
Minority interest	(9,054)	(9,054)	—	—	—

Earnings from continuing operations (Note 1)	34,961	—	—	(138)	34,823

Discontinued operations, net of tax and minority interest
Loss from operations	(168)	—	—	168	—
Gain on disposition of operating properties and divisions	30	—	—	(30)	—

	(138)	—	—	138	—

Net earnings	$34,823	$—	$—	$—	$34,823

(1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144, and therefore are reported in continuing operations when sold. For the three and six months ended July 31, 2004, three equity method investments were sold including Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated real estate entities in the Consolidated Statement of Earnings and, therefore, are included in Earnings from Continuing Operations. No equity method investments were sold during the three and six months ended July 31, 2003.

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information — Six Months Ended July 31, 2004 (Unaudited)

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues
Rental properties	$522,275	$81,592	$133,066	$2,334	$576,083
Lumber trading	66,498	—	—	7,895	74,393

	588,773	81,592	133,066	10,229	650,476

Expenses
Operating expenses	345,542	45,462	78,695	9,079	387,854
Interest expense	120,963	14,241	24,779	1,423	132,924
Depreciation and amortization	85,425	5,506	14,509	358	94,786

	551,930	65,209	117,983	10,860	615,564

Equity in earnings of unconsolidated real estate entities (Note 1)	49,894	(4)	(47,079)	—	2,819

Gain on disposition of operating properties and divisions	—	—	31,996	19,547	51,543

Earnings before income taxes	86,737	16,379	—	18,916	89,274

Income tax expense (benefit)
Current	1,129	—	—	(400)	729
Deferred	27,378	—	—	7,880	35,258

	28,507	—	—	7,480	35,987

Earnings before minority interest, discontinued operations and cumulative effect of change in accounting principle	58,230	16,379	—	11,436	53,287
Minority interest	(16,379)	(16,379)	—	—	—

Earnings from continuing operations (Note 1)	41,851	—	—	11,436	53,287

Discontinued operations, net of tax and minority interest
Loss from operations	(381)	—	—	381	—
Gain on disposition of operating properties and divisions	11,817	—	—	(11,817)	—

	11,436	—	—	(11,436)	—

Cumulative effect of change in accounting principle, net of tax (Note 1)	(11,261)	—	—	—	(11,261)

Net earnings	$42,026	$—	$—	$—	$42,026

(1)	Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144. and therefore are reported in continuing operations when sold. For the three and six months ended July 31, 2004, three equity method investments were sold including Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall. A pre-tax gain of $31,996 ($19,341 net of tax) has been reported in equity in earnings of unconsolidated real estate entities in the Consolidated Statement of Earnings and, therefore, are included in Earnings from Continuing Operations. No equity method investments were sold during the three and six months ended July 31, 2003.

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information — Three Months Ended July 31, 2003 (Unaudited)

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues
Rental properties	$208,664	$38,093	$66,088	$4,330	$240,989
Lumber trading	21,442	—	—	5,538	26,980

	230,106	38,093	66,088	9,868	267,969

Expenses
Operating expenses	134,689	20,824	36,850	7,645	158,360
Interest expense	46,176	7,758	14,363	1,411	54,192
Loss (gain) on early extinguishment of debt	10,718	(98)	—	—	10,816
Provision for decline in real estate	1,624	—	—	773	2,397
Depreciation and amortization	30,246	4,704	7,534	650	33,726

	223,453	33,188	58,747	10,479	259,491

Equity in earnings of unconsolidated real estate entities	11,827	3	(7,341)	—	4,483

Loss on disposition of other investments	(453)	—	—	—	(453)

Earnings before income taxes	18,027	4,908	—	(611)	12,508

Income tax expense (benefit)
Current	1,127	—	—	13	1,140
Deferred	5,022	—	—	(257)	4,765

	6,149	—	—	(244)	5,905

Earnings before minority interest and discontinued operations	11,878	4,908	—	(367)	6,603
Minority interest	(4,908)	(4,908)	—	—	—

Earnings from continuing operations	6,970	—	—	(367)	6,603

Discontinued operations, net of tax and minority interest
Loss from operations	(367)	—	—	367	—

Net earnings	$6,603	$—	$—	$—	$6,603

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Consolidated Earnings Information — Six Months Ended July 31, 2003 (Unaudited)

			Plus
	Full		Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)
			(in thousands)
Revenues
Rental properties	$418,262	$76,452	$125,369	$9,300	$476,479
Lumber trading	36,760	—	—	10,121	46,881

	455,022	76,452	125,369	19,421	523,360

Expenses
Operating expenses	270,189	44,816	69,910	15,309	310,592
Interest expense	89,310	15,208	28,459	2,780	105,341
Loss (gain) on early extinguishment of debt	10,718	(98)	—	—	10,816
Provision for decline in real estate	1,624	—	—	773	2,397
Depreciation and amortization	59,346	9,041	14,316	1,372	65,993

	431,187	68,967	112,685	20,234	495,139

Equity in earnings (loss) of unconsolidated real estate entities	21,670	—	(12,684)	—	8,986

(Loss) gain on disposition of operating properties and other investments	(431)	—	—	88	(343)

Earnings before income taxes	45,074	7,485	—	(725)	36,864

Income tax expense (benefit)
Current	4,116	—	—	1,478	5,594
Deferred	11,641	—	—	(1,766)	9,875

	15,757	—	—	(288)	15,469

Earnings before minority interest and discontinued operations	29,317	7,485	—	(437)	21,395
Minority interest	(7,485)	(7,485)	—	—	—

Earnings from continuing operations	21,832	—	—	(437)	21,395
Discontinued operations, net of tax and minority interest
Loss from operations	(490)	—	—	490	—
Gain on disposition of operating properties	53	—	—	(53)	—

	(437)	—	—	437	—

Net earnings	$21,395	$—	$—	$—	$21,395

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Real Estate and Related Nonrecourse Mortgage Debt

	July 31, 2004
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
		(in thousands)
Full Consolidation:
Completed rental properties
Residential	$1,497,361	$157,463	$1,339,898	$1,154,618
Commercial
Retail centers	1,867,403	222,214	1,645,189	1,409,870
Office and other buildings	2,156,107	442,813	1,713,294	1,546,909
Central Station and Stapleton	926	313	613	—
Corporate and other equipment	27,482	18,286	9,196	—

	5,549,279	841,089	4,708,190	4,111,397

Projects under development
Residential	196,869	—	196,869	238,867
Commercial
Retail centers	269,458	—	269,458	48,970
Office and other buildings	150,056	—	150,056	68,455
Central Station and Stapleton	44,591	—	44,591	9,094

	660,974	—	660,974	365,386

Land held for development or sale	47,512	—	47,512	9,741

Total real estate and mortgage debt	$6,257,765	$841,089	$5,416,676	$4,486,524

Less Minority Interest:
Residential	$115,017	$7,464	$107,553	$85,168
Commercial
Retail centers	195,693	20,635	175,058	179,178
Office and other buildings	448,804	105,819	342,985	285,695
Central Station and Stapleton	93	32	61	—
Corporate and other equipment	—	—	—	—

	759,607	133,950	625,657	550,041

Projects under development
Residential	7,762	—	7,762	18,569
Commercial
Retail centers	493	—	493	—
Office and other buildings	7,902	—	7,902	—
Central Station and Stapleton	3,751	—	3,751	909

	19,908	—	19,908	19,478

Land held for development or sale	—	—	—	—

Total real estate and mortgage debt	$779,515	$133,950	$645,565	$569,519

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Real Estate and Related Nonrecourse Mortgage Debt (continued)

	July 31, 2004
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
		(in thousands)
Plus Unconsolidated Investments at Pro-Rata:
Completed rental properties
Residential	$588,556	$147,097	$441,459	$496,669
Commercial
Retail centers	164,961	42,929	122,032	179,633
Office and other buildings	149,636	46,365	103,271	95,511
Central Station and Stapleton	32	30	2	—
Corporate and other equipment	—	—	—	—

	903,185	236,421	666,764	771,813

Projects under development
Residential	10,577	—	10,577	21,027
Commercial
Retail centers	73,420	—	73,420	46
Office and other buildings	8,116	—	8,116	3,518
Central Station and Stapleton	18,552	—	18,552	—

	110,665	—	110,665	24,591

Land held for development or sale	74,079	—	74,079	33,841

Total real estate and mortgage debt	$1,087,929	$236,421	$851,508	$830,245

Pro-Rata Consolidation (Non-GAAP):
Completed rental properties
Residential	$1,970,900	$297,096	$1,673,804	$1,566,119
Commercial
Retail centers	1,836,671	244,508	1,592,163	1,410,325
Office and other buildings	1,856,939	383,359	1,473,580	1,356,725
Central Station and Stapleton	865	311	554	—
Corporate and other equipment	27,482	18,286	9,196	—

	5,692,857	943,560	4,749,297	4,333,169

Projects under development
Residential	199,684	—	199,684	241,325
Commercial
Retail centers	342,385	—	342,385	49,016
Office and other buildings	150,270	—	150,270	71,973
Central Station and Stapleton	59,392	—	59,392	8,185

	751,731	—	751,731	370,499

Land held for development or sale	121,591	—	121,591	43,582

Total real estate and mortgage debt	$6,566,179	$943,560	$5,622,619	$4,747,250

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

The following schedules on pages 27-28 present information on investments in and advances to real estate affiliates. A reconciliation from full consolidation to pro-rata can be found on pages 19-24.

Investments in and Advances to Real Estate Affiliates

Included in Investments in and Advances to Real Estate Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to other partners. Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(non-GAAP)
	July 31,	January 31,	July 31,	January 31,
	2004	2004	2004	2004
	(in thousands)		(in thousands)
Balance Sheet:
Completed rental properties	$1,744,264	$2,375,832	$903,185	$996,506
Projects under development	238,590	263,687	110,665	123,578
Land held for development or sale	139,597	104,851	74,079	49,607
Investments in and advances to real estate affiliates — syndicated residential partnerships (1)	—	—	—	40,790
Accumulated depreciation	(448,301)	(499,297)	(236,421)	(215,350)
Restricted cash (2)	407,533	50,503	75,353	23,059
Other assets	153,204	195,765	62,967	79,305

Total Assets	$2,234,887	$2,491,341	$989,828	$1,097,495

Mortgage debt, nonrecourse	$1,878,975	$2,153,443	$830,245	$910,866
Advances from general partner	—	1,385	—	—
Other liabilities	158,479	166,907	69,455	67,205
Members’ and Partners’ equity	197,433	169,606	90,128	119,424

Total Liabilities and Partners’ Equity	$2,234,887	$2,491,341	$989,828	$1,097,495

Three Months Ended July 31,	2004	2003	2004	2003
Operations:
Revenues	$134,704	$151,905	$70,093	$66,088
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	2,465	4,483
Operating expenses	(76,527)	(81,456)	(41,297)	(36,847)
Interest expense	(24,164)	(35,240)	(12,218)	(14,363)
Depreciation and amortization	(14,503)	(19,675)	(7,389)	(7,534)
Gain on disposition of operating properties (3)	61,427	—	31,996	—

Net Earnings (pre-tax)	$80,937	$15,534	$43,650	$11,827

Six Months Ended July 31,	2004	2003	2004	2003
Operations:
Revenues	$255,461	$293,730	$133,066	$125,369
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	2,819	8,986
Operating expenses	(145,533)	(158,708)	(78,695)	(69,910)
Interest expense	(48,972)	(69,774)	(24,779)	(28,459)
Depreciation and amortization	(28,348)	(38,043)	(14,509)	(14,316)
Gain on disposition of operating properties (3)	61,427	—	31,996	—

Net Earnings (pre-tax)	$94,035	$27,205	$49,898	$21,670

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Investments in and Advances to Real Estate Affiliates (continued)

Following is a reconciliation of partners’ equity to our carrying value in the Consolidated Balance Sheet information presented above:

	July 31,	January 31,
	2004	2004
Members’ and Partners’ equity, as above	$197,433	$169,606
Equity of other partners	107,305	51,567

Company’s investment in partnerships	90,128	118,039
Advances to partnerships, as above	—	1,385
Advances to other real estate affiliates (4)	330,977	313,160

Investments in and advances to real estate affiliates	$421,105	$432,584

(1)	We are a general partner in several syndicated residential partnerships which were accounted for on the equity method under both full consolidation and pro-rata consolidation at January 31, 2004. Effective for the first quarter of 2004, these investments are now fully consolidated either as the result of the acquisition of our partner’s interest or our adoption of FIN No. 46 (R) (See Below). Summarized balance sheet information as of January 31, 2004 at our economic share is as follows:

Total Assets	$240,362
Total Liabilities	$199,572
Partner’s Equity	$40,790

(2)	The increase in restricted cash from January 31, 2004 to July 31, 2004 primarily relates to escrow deposits for construction loan proceeds of approximately $306,140 for Ohana Military Communities, a 1,952 unit residential development property in Honolulu, Hawaii. The remaining increases is primarily related to $49,632 of cash proceeds held by qualified intermediaries from the dispositions of Chapel Hill Mall, Chapel Hill Suburban, and Manhattan Town Center Mall until the Company purchases replacement assets under Section 1031 of the Internal Revenue Code.

(3)	The following table shows the detail of Gain on disposition of operating properties:

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003
Chapel Hill Mall (Akron, Ohio)	$56,455	$—	$56,455	$—
Chapel Hill Suburban (Akron, Ohio)	1,831	—	1,831	—
Manhattan Town Center Mall (Manhattan, Kansas)	3,141	—	3,141	—

Total gain on disposition of operating properties	$61,427	$—	$61,427	$—

Company’s portion of gain on disposition of operating properties	$31,996	$—	$31,996	$—

(4)	As is customary within the real estate industry, we invest in certain real estate projects through joint ventures. We often provide funding of our partners’ equity contributions for the development and construction of real estate projects. The most significant partnership for which we provide funding is related to Forest City Ratner Companies, representing the Commercial Group’s New York City operations. Our partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of our Company. At July 31, 2004 and January 31, 2004 amounts advanced in the normal course of business for development and construction of real estate projects on behalf of this partner, collateralized by this partnership interest, were $88,472 and $114,164 of the $330,997 and $313,160, respectively, presented above for “Advances to other real estate affiliates.” These advances entitle us to a preferred return on and of the outstanding balances, which are payable from cash flows of each respective property. Effective February 1, 2004, we modified certain provisions of our arrangement with our partner in the New York operations for certain existing and all prospective property partnerships. These modifications had, and are expected to have, an insignificant financial impact on us. During the first quarter of 2004, the Company has reclassified in its Consolidated Balance Sheet a net amount of approximately $30,000 from investments and advances to real estate affiliates to minority interest, which has no impact to its Consolidated Statements of earnings or cash Flows.

We implemented FIN No. 46 (R) on February 1, 2004. As a result, we determined that we are the primary beneficiary of 25 previously unconsolidated VIEs representing 14 properties (19 VIEs representing eight properties in Residential Group, five VIEs/properties in Commercial Group and one VIE/property in Land Development Group). Of these 25 VIEs, 14 VIEs representing 13 properties (nine VIEs/properties representing properties in Residential Group, four VIEs/properties in Commercial Group and one VIE/property in Land Development Group) that were previously accounted for using the equity method of accounting have been consolidated. The remaining 11 VIEs representing one property, (10 VIEs in Residential Group and one VIE/property in Commercial Group) that were previously accounted for using the cost method of accounting have also fully been consolidated. In addition, the Company deconsolidated five properties that were previously consolidated.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Results of Operations

Net Earnings — Our Net Earnings for the three months ended July 31, 2004 were $34,823,000 versus $6,603,000 for the three months ended July 31, 2003. Net earnings for the six months ended July 31, 2004 were $42,026,000 versus $21,395,000 for the six months ended July 31, 2003. The positive fluctuation for this year compared to prior year is primarily attributable a gain on sale of $19,341,000 related two regional malls and one specialty retail center during the second quarter of 2004. The positive fluctuation is also attributable to the addition of eight residential communities, four office buildings and two retail centers. In addition, we experienced increased land sales in the Land Development Group and increased earnings in the Lumber Trading Group.

Net Operating Income from Real Estate Groups - NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended July 31, 2004 was $130,885,000 compared to $109,776,000 for the three months ended July 31, 2003, a 19.2% increase. NOI for the Real Estate Groups was $245,375,000 for the six months ended July 31, 2004 compared to $212,567,000 for the six months ended July 31, 2003. This increase over the comparable period in the prior year is primarily attributable to NOI generated from new properties which include nine residential communities, three office buildings and one retail center opened during the year ended January 31, 2004, as well as the three residential communities, one office building and two retail centers opened thus far in 2004. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 33-34.

Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to compliment our GAAP disclosures. Under the pro-rata consolidation method, NOI from the Real Estate Groups for the three months ended July 31, 2004 was $127,348,000 compared to $109,393,000 for the three months ended July 31, 2003, a 16.4% increase. Under the pro-rata consolidation method, NOI for the Real Estate Groups was $236,932,000 for the six months ended July 31, 2004 compared to $214,064,000 for the six months ended July 31, 2003. Comparable NOI for the second quarter results improved substantially over the first quarter, resulting in a total Company comparable NOI increase of 1.8% for the first half of the year. Our retail portfolio continues to be the strongest segment of our business, with comparable NOI for our retail portfolio up 2.7% year to date. See pages 5-7 for more detail.

EBDT - We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.

EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP below. The

Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)(continued)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.

Our EBDT for the three months ended July 31, 2004 grew by 41.3% to $70,995,000 from $50,250,000 for the three months ended July 31, 2003. Our EBDT for the six months ended July 31, 2004 grew by 24.0% to $126,116,000 from $101,685,000 for the six months ended July 31, 2003. The positive fluctuation is primarily also attributable to the addition of eight residential communities, four office buildings and two retail centers added to our portfolio in 2003 and 2004 and a non-recurring expense related to the write-off of bond issuance costs on bonds that were retired during the second quarter of 2003. In addition, we experienced increased land sales in the Land Development Group and increased earnings in the Lumber Trading Group.

Summary of EBDT - The information in the tables on pages 33-44 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.

Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (2) (EBDT)

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003
	(in thousands)		(in thousands)
Net earnings	$34,823	$6,603	$42,026	$21,395
Depreciation and amortization — Real Estate Groups (5)	47,750	32,704	92,667	63,992
Depreciation and amortization — equity method investments (3)	—	121	237	247
Deferred income tax expense — Real Estate Groups (6)	22,331	8,978	31,409	14,283
Deferred income tax (expense) benefit — Non-Real Estate Groups: (6)
Gain on disposition of other investments	—	(179)	—	(179)
Loss on disposition of division	89	—	89	—
Current income tax expense on non-operating earnings: (6)
Gain on disposition of other investments	—	—	—	9
Gain on disposition included in discontinued operations	(359)	—	(359)	1,729
Gain on disposition recorded on equity method	(209)	—	(209)	—
Straight-line rent adjustment (4)	(1,386)	(827)	538	(2,531)
Provision for decline in real estate, net of minority interest	—	2,397	—	2,397
Gain on disposition recorded on equity method	(31,996)	—	(31,996)	—
Gain on disposition of other investments	—	453	—	431
Discontinued operations: (1)
Gain on disposition of operating properties and division	(714)	—	(20,213)	(411)
Minority interest	666	—	666	323
Cumulative effect of change in accounting principle, net of tax	—	—	11,261	—

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)	$70,995	$50,250	$126,116	$101,685

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

1) Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

2) The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, division and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

3) Amount represents depreciation expense for certain properties accounted for on the equity method of accounting under both full consolidation and pro-rata consolidation (a non-GAAP financial measure). See our discussion of pro-rata consolidation in the preceding narrative. See Investments and Advances to Real Estate Affiliates on pages 27-28 for discussion of these properties.

4) The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

5) The following table provides detail of Depreciation and Amortization. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003
Full consolidation	$44,682	$30,246	$85,425	$59,346
Non-Real Estate Groups	(943)	(968)	(1,924)	(1,866)

Real Estate Groups full consolidation	43,739	29,278	83,501	57,480
Real Estate Groups related to minority interest	(3,378)	(4,704)	(5,506)	(9,041)
Real Estate Groups equity method	7,318	7,505	14,351	14,236
Real Estate Groups Discontinued operations	71	625	321	1,317

Real Estate Groups Pro-Rata consolidation	$47,750	$32,704	$92,667	$63,992

Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) 2(continued)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

6) The following table provides detail of Income Tax Expense (Benefit):

	Three Months Ended July 31,		Six Months Ended July 31,
	2004	2003	2004	2003
	(in thousands)		(in thousands)
(A) Operating earnings
Current	$(680)	$1,127	$1,338	$4,107
Deferred	10,961	6,149	14,514	12,768

	10,281	7,276	15,852	16,875

(B) Deferred tax on provision for decline in real estate	—	(948)	—	(948)

(C) Gain (loss) on disposition of other investments
Current	—	—	—	9
Deferred — Non-Real Estate Groups	—	(179)	—	(179)

	—	(179)	—	(170)

(D) Gain on disposition recorded on equity method
Current	(209)	—	(209)	—
Deferred	12,864	—	12,864	—

	12,655	—	12,655	—

Subtotal (A) (B) (C) (D)
Current	(889)	1,127	1,129	4,116
Deferred	23,825	5,022	27,378	11,641

Income tax expense	22,936	6,149	28,507	15,757

(E) Discontinued operations
Operating earnings
Current	268	13	(41)	(251)
Deferred	(377)	(257)	(209)	(72)

	(109)	(244)	(250)	(323)
Gain on disposition of operating properties and division
Current	(359)	—	(359)	1,729
Deferred — Real Estate Groups	288	—	8,000	(1,694)
Deferred — Non-Real Estate Groups	89	—	89	—

	18	—	7,730	35

	(91)	(244)	7,480	(288)

Grand Total (A) (B) (C) (D) (E)
Current	(980)	1,140	729	5,594
Deferred	23,825	4,765	35,258	9,875

	$22,845	$5,905	$35,987	$15,469

Recap of Grand Total:
Real Estate Groups
Current	6,096	5,603	10,393	12,791
Deferred	22,331	8,978	31,409	14,283

	28,427	14,581	41,802	27,074
Non-Real Estate Groups
Current	(7,076)	(4,463)	(9,664)	(7,197)
Deferred	1,494	(4,213)	3,849	(4,408)

	(5,582)	(8,676)	(5,815)	(11,605)

Grand Total	$22,845	$5,905	$35,987	$15,469

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation	Full	Minority	Investments	Discontinued	Consolidation
	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$196,984	$37,702	$25,745	$916	$185,943	$54,924	$3,850	$28,638	$4	$79,716
Exclude straight-line rent adjustment	(3,421)	—	—	(24)	(3,445)	25	—	—	—	25

Adjusted revenues	193,563	37,702	25,745	892	182,498	54,949	3,850	28,638	4	79,741
Operating expenses, including depreciation and amortization for non-Real Estate Groups	96,487	22,613	15,339	299	89,512	35,259	2,787	15,691	(15)	48,148
Exclude straight-line rent adjustment	(2,027)	—	—	(7)	(2,034)	—	—	—	—	—

Adjusted operating expenses	94,460	22,613	15,339	292	87,478	35,259	2,787	15,691	(15)	48,148
Add equity in earnings of unconsolidated entities	34,515	—	(33,982)	—	533	2,255	—	(2,053)	—	202
Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	3,325	—	(3,325)	—	—	3,993	—	(3,993)	—	—

Net operating income	104,947	15,089	5,095	600	95,553	25,938	1,063	6,901	19	31,795
Interest expense	39,179	3,536	5,095	464	41,202	10,593	871	6,901	—	16,623
Income tax expense (benefit)	1,889	—	—	(14)	1,875	(2,165)	—	—	432	(1,733)
Minority interest in earnings before depreciation and amortization	11,553	11,553	—	—	—	192	192	—	—	—
Add: EBDT from discontinued operations	150	—	—	(150)	—	(413)	—	—	413	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,476	$—	$—	$—	$52,476	$16,905	$—	$—	$—	$16,905

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,476	$—	$—	$—	$52,476	$16,905	$—	$—	$—	$16,905
Depreciation and amortization — Real Estate Groups	(32,185)	—	—	(70)	(32,255)	(15,578)	—	—	(1)	(15,579)
Deferred taxes — Real Estate Groups	(7,713)	—	—	(48)	(7,761)	(1,431)	—	—	425	(1,006)
Straight-line rent adjustment	1,394	—	—	17	1,411	(25)	—	—	—	(25)
Gain on disposition of operating properties, net of tax	—	—	—	691	691	—	—	—	—	—
Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341	—	—	—	—	—
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	(70)	—	—	70	—	(1)	—	—	1	—
Deferred taxes — Real Estate Groups	(48)	—	—	48	—	425	—	—	(425)	—
Straight-line rent adjustment	17	—	—	(17)	—	—	—	—	—	—
Gain on disposition of operating properties	691	—	—	(691)	—	—	—	—	—	—

Net earnings	$33,903	$—	$—	$—	$33,903	$295	$—	$—	$—	$295

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands)

	Land Group 2004					Lumber Group 2004
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation	Full	Minority	Investments	Discontinued	Consolidation
	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$23,159	$1,476	$15,710	$—	$37,393	$30,856	$—	$—	$3,400	$34,256
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	23,159	1,476	15,710	—	37,393	30,856	—	—	3,400	34,256
Operating expenses, including depreciation and amortization for non-Real Estate Groups	11,759	703	10,338	—	21,394	26,228	—	—	3,728	29,956
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	11,759	703	10,338	—	21,394	26,228	—	—	3,728	29,956
Add equity in earnings of unconsolidated entities	6,880	—	(5,150)	—	1,730	—	—	—	—	—
Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	18,280	773	222	—	17,729	4,628	—	—	(328)	4,300
Interest expense	1,863	86	222	—	1,999	1,223	—	—	50	1,273
Income tax expense (benefit)	7,996	—	—	—	7,996	1,406	—	—	(150)	1,256
Minority interest in earnings before depreciation and amortization	687	687	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(228)	—	—	228	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,734	$—	$—	$—	$7,734	$1,771	$—	$—	$—	$1,771

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$7,734	$—	$—	$—	$7,734	$1,771	$—	$—	$—	$1,771
Depreciation and amortization — Real Estate Groups	84	—	—	—	84	—	—	—	—	—
Deferred taxes — Real Estate Groups	1,711	—	—	—	1,711	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division, net of tax	—	—	—	—	—	—	—	—	(661)	(661)
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division	—	—	—	—	—	(661)	—	—	661	—

Net earnings	$9,529	$—	$—	$—	$9,529	$1,110	$—	$—	$—	$1,110

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2004 (in thousands)

	Corporate Activities 2004					Total 2004
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation	Full	Minority	Investments	Discontinued	Consolidation
	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$20	$—	$—	$—	$20	$305,943	$43,028	$70,093	$4,320	$337,328
Exclude straight-line rent adjustment	—	—	—	—	—	(3,396)	—	—	(24)	(3,420)

Adjusted revenues	20	—	—	—	20	302,547	43,028	70,093	4,296	333,908
Operating expenses, including depreciation and amortization for non-Real Estate Groups	7,454	—	—	—	7,454	177,187	26,103	41,368	4,012	196,464
Exclude straight-line rent adjustment	—	—	—	—	—	(2,027)	—	—	(7)	(2,034)

Adjusted operating expenses	7,454	—	—	—	7,454	175,160	26,103	41,368	4,005	194,430
Add equity in earnings of unconsolidated entities	—	—	—	—	—	43,650	—	(41,185)	—	2,465
Remove gain on disposition recorded on equity method	—	—	—	—	—	(31,996)	—	31,996	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	7,318	—	(7,318)	—	—

Net operating income	(7,434)	—	—	—	(7,434)	146,359	16,925	12,218	291	141,943
Interest expense	8,858	—	—	—	8,858	61,716	4,493	12,218	514	69,955
Income tax expense (benefit)	(8,401)	—	—	—	(8,401)	725	—	—	268	993
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	12,432	12,432	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(491)	—	—	491	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,891)	$—	$—	$—	$(7,891)	$70,995	$—	$—	$—	$70,995

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(7,891)	$—	$—	$—	$(7,891)	$70,995	$—	$—	$—	$70,995
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(47,679)	—	—	(71)	(47,750)
Deferred taxes — Real Estate Groups	(2,123)	—	—	—	(2,123)	(9,556)	—	—	377	(9,179)
Straight-line rent adjustment	—	—	—	—	—	1,369	—	—	17	1,386
Gain on disposition of operating properties and division, net of tax	—	—	—	—	—	—	—	—	30	30
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	19,341	—	—	—	19,341
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(71)	—	—	71	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	377	—	—	(377)	—
Straight-line rent adjustment	—	—	—	—	—	17	—	—	(17)	—
Gain on disposition of operating properties and division	—	—	—	—	—	30	—	—	(30)	—

Net earnings	$(10,014)	$—	$—	$—	$(10,014)	$34,823	$—	$—	$—	$34,823

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands)

	Commercial Group 2004					Residential Group 2004

			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation	Full	Minority	Investments	Discontinued	Consolidation
	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$361,179	$70,874	$50,504	$1,896	$342,705	$106,204	$7,323	$58,688	$438	$158,007
Exclude straight-line rent adjustment	(5,804)	—	—	(48)	(5,852)	68	—	—	—	68

Adjusted revenues	355,375	70,874	50,504	1,848	336,853	106,272	7,323	58,688	438	158,075
Operating expenses, including depreciation and amortization for non-Real Estate Groups	180,474	38,831	30,577	591	172,811	65,056	4,948	32,258	124	92,490
Exclude straight-line rent adjustment	(6,308)	—	—	(14)	(6,322)	—	—	—	—	—

Adjusted operating expenses	174,166	38,831	30,577	577	166,489	65,056	4,948	32,258	124	92,490
Add equity in earnings of unconsolidated entities	35,862	(4)	(35,181)	—	685	4,496	—	(4,435)	—	61
Remove gain on disposition recorded on equity method	(31,996)	—	31,996	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	6,247	—	(6,247)	—	—	8,341	—	(8,104)	—	237

Net operating income	191,322	32,039	10,495	1,271	171,049	54,053	2,375	13,891	314	65,883
Interest expense	77,232	12,588	10,495	958	76,097	21,966	1,567	13,891	363	34,653
Income tax expense (benefit)	3,629	—	—	(19)	3,610	(2,660)	—	—	219	(2,441)
Minority interest in earnings before depreciation and amortization	19,451	19,451	—	—	—	808	808	—	—	—
Add: EBDT from discontinued operations	332	—	—	(332)	—	(268)	—	—	268	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$91,342	$—	$—	$—	$91,342	$33,671	$—	$—	$—	$33,671

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$91,342	$—	$—	$—	$91,342	$33,671	$—	$—	$—	$33,671
Depreciation and amortization — Real Estate Groups	(63,501)	—	—	(213)	(63,714)	(29,132)	—	—	(108)	(29,240)
Deferred taxes — Real Estate Groups	(9,128)	—	—	(72)	(9,200)	(3,005)	—	—	281	(2,724)
Straight-line rent adjustment	(504)	—	—	34	(470)	(68)	—	—	—	(68)
Gain on disposition of operating properties, net of tax	—	—	—	691	691	—	—	—	11,787	11,787
Gain on disposition recorded on equity method, net of tax	19,341	—	—	—	19,341	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	(477)	—	—	—	(477)	(10,784)	—	—	—	(10,784)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	(213)	—	—	213	—	(108)	—	—	108	—
Deferred taxes — Real Estate Groups	(72)	—	—	72	—	281	—	—	(281)	—
Straight-line rent adjustment	34	—	—	(34)	—	—	—	—	—	—
Gain on disposition of operating properties	691	—	—	(691)	—	11,787	—	—	(11,787)	—

Net earnings	$37,513	$—	$—	$—	$37,513	$2,642	$—	$—	$—	$2,642

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands)

	Land Group 2004					Lumber Group 2004

			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments	Discontinued	Consolidation	Full	Minority	Investments	Discontinued	Consolidation
	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	at Pro-Rata	Operations	(Non-GAAP)
Revenues	$54,798	$3,395	$23,874	$—	$75,277	$66,498	$—	$—	$7,895	$74,393
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	54,798	3,395	23,874	—	75,277	66,498	—	—	7,895	74,393
Operating expenses, including depreciation and amortization for non-Real Estate Groups	31,064	1,683	16,018	—	45,399	56,272	—	—	8,401	64,673
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	31,064	1,683	16,018	—	45,399	56,272	—	—	8,401	64,673
Add equity in earnings of unconsolidated entities	9,536	—	(7,463)	—	2,073	—	—	—	—	—
Remove gain on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	33,270	1,712	393	—	31,951	10,226	—	—	(506)	9,720
Interest expense	2,719	86	393	—	3,026	2,220	—	—	102	2,322
Income tax expense (benefit)	13,087	—	—	—	13,087	3,284	—	—	(241)	3,043
Minority interest in earnings before depreciation and amortization	1,626	1,626	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(367)	—	—	367	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$15,838	$—	$—	$—	$15,838	$4,355	$—	$—	$—	$4,355

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$15,838	$—	$—	$—	$15,838	$4,355	$—	$—	$—	$4,355
Depreciation and amortization — Real Estate Groups	50	—	—	—	50	—	—	—	—	—
Deferred taxes — Real Estate Groups	1,560	—	—	—	1,560	—	—	—	—	—
Gain on disposition of division, net of tax	—	—	—	—	—	—	—	—	(661)	(661)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Loss on disposition of division	—	—	—	—	—	(661)	—	—	661	—

Net earnings	$17,448	$—	$—	$—	$17,448	$3,694	$—	$—	$—	$3,694

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2004 (in thousands)

	Corporate Activities 2004					Total 2004

			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$94	$—	$—	$—	$94	$588,773	$81,592	$133,066	$10,229	$650,476
Exclude straight-line rent adjustment	—	—	—	—	—	(5,736)	—	—	(48)	(5,784)

Adjusted revenues	94	—	—	—	94	583,037	81,592	133,066	10,181	644,692
Operating expenses, including depreciation and amortization for non-Real Estate Groups	14,600	—	—	—	14,600	347,466	45,462	78,853	9,116	389,973
Exclude straight-line rent adjustment	—	—	—	—	—	(6,308)	—	—	(14)	(6,322)

Adjusted operating expenses	14,600	—	—	—	14,600	341,158	45,462	78,853	9,102	383,651
Add equity in earnings of unconsolidated entities	—	—	—	—	—	49,894	(4)	(47,079)	—	2,819
Remove gain on disposition recorded on equity method	—	—	—	—	—	(31,996)	—	31,996	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	14,588	—	(14,351)	—	237

Net operating income	(14,506)	—	—	—	(14,506)	274,365	36,126	24,779	1,079	264,097
Interest expense	16,826	—	—	—	16,826	120,963	14,241	24,779	1,423	132,924
Income tax expense (benefit)	(12,242)	—	—	—	(12,242)	5,098	—	—	(41)	5,057
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	21,885	21,885	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(303)	—	—	303	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,090)	$—	$—	$—	$(19,090)	$126,116	$—	$—	$—	$126,116

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(19,090)	$—	$—	$—	$(19,090)	$126,116	$—	$—	$—	$126,116
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(92,583)	—	—	(321)	(92,904)
Deferred taxes — Real Estate Groups	(181)	—	—	—	(181)	(10,754)	—	—	209	(10,545)
Straight-line rent adjustment	—	—	—	—	—	(572)	—	—	34	(538)
Gain on disposition of operating properties and division, net of tax	—	—	—	—	—	—	—	—	11,817	11,817
Gain on disposition recorded on equity method, net of tax	—	—	—	—	—	19,341	—	—	—	19,341
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(11,261)	—	—	—	(11,261)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(321)	—	—	321	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	209	—	—	(209)	—
Straight-line rent adjustment	—	—	—	—	—	34	—	—	(34)	—
Gain on disposition of operating properties and division	—	—	—	—	—	11,817	—	—	(11,817)	—

Net earnings	$(19,271)	$—	$—	$—	$(19,271)	$42,026	$—	$—	$—	$42,026

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2003 (in thousands)

	Commercial Group 2003					Residential Group 2003

			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$154,808	$34,661	$37,522	$1,023	$158,692	$41,232	$2,274	$21,485	$3,307	$63,750
Exclude straight-line rent adjustment	(1,922)	—	—	(47)	(1,969)	(143)	—	—	—	(143)

Adjusted revenues	152,886	34,661	37,522	976	156,723	41,089	2,274	21,485	3,307	63,607
Operating expenses, including depreciation and amortization for non-Real Estate Groups	78,390	18,329	20,378	401	80,840	22,932	1,885	11,954	1,761	34,762
Exclude straight-line rent adjustment	(1,278)	—	—	(7)	(1,285)	—	—	—	—	—

Adjusted operating expenses	77,112	18,329	20,378	394	79,555	22,932	1,885	11,954	1,761	34,762
Add equity in earnings of unconsolidated entities	4,295	3	(4,476)	—	(184)	3,924	—	(481)	—	3,443
Add back equity method depreciation and amortization expense	4,560	—	(4,560)	—	—	3,066	—	(2,945)	—	121

Net operating income	84,629	16,335	8,108	582	76,984	25,147	389	6,105	1,546	32,409
Interest expense	31,543	7,571	8,108	511	32,591	5,265	187	6,105	848	12,031
Gain on early extinguishment of debt	—	—	—	—	—	(766)	(98)	—	—	(668)
Income tax expense (benefit)	2,413	—	—	(72)	2,341	2,788	—	—	94	2,882
Minority interest in earnings before depreciation and amortization	8,764	8,764	—	—	—	300	300	—	—	—
Add: EBDT from discontinued operations	143	—	—	(143)	—	604	—	—	(604)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,052	$—	$—	$—	$42,052	$18,164	$—	$—	$—	$18,164

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$42,052	$—	$—	$—	$42,052	$18,164	$—	$—	$—	$18,164
Depreciation and amortization — Real Estate Groups	(24,823)	—	—	(165)	(24,988)	(7,359)	—	—	(460)	(7,819)
Deferred taxes — Real Estate Groups	(6,040)	—	—	50	(5,990)	(2,563)	—	—	(1)	(2,564)
Straight-line rent adjustment	644	—	—	40	684	143	—	—	—	143
Provision for decline in real estate, net of tax and minority interest	—	—	—	(467)	(467)	(982)	—	—	—	(982)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	(165)	—	—	165	—	(460)	—	—	460	—
Deferred taxes — Real Estate Groups	50	—	—	(50)	—	(1)	—	—	1	—
Straight-line rent adjustment	40	—	—	(40)	—	—	—	—	—	—
Provision for decline in real estate	(467)	—	—	467	—	—	—	—	—	—

Net earnings	$11,291	$—	$—	$—	$11,291	$6,942	$—	$—	$—	$6,942

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2003 (in thousands)

	Land Group 2003					Lumber Trading Group 2003
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$12,452	$1,158	$7,081	$—	$18,375	$21,442	$—	$—	$5,538	$26,980
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	12,452	1,158	7,081	—	18,375	21,442	—	—	5,538	26,980
Operating expenses, including depreciation and amortization for non-Real Estate Groups	7,231	610	4,547	—	11,168	19,641	—	—	5,508	25,149
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	7,231	610	4,547	—	11,168	19,641	—	—	5,508	25,149
Add equity in earnings of unconsolidated entities	3,608	—	(2,384)	—	1,224	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	8,829	548	150	—	8,431	1,801	—	—	30	1,831
Interest expense	978	—	150	—	1,128	716	—	—	52	768
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Income tax expense (benefit)	966	—	—	—	966	636	—	—	(9)	627
Minority interest in earnings before depreciation and amortization	548	548	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(13)	—	—	13	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$6,337	$—	$—	$—	$6,337	$436	$—	$—	$—	$436

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$6,337	$—	$—	$—	$6,337	$436	$—	$—	$—	$436
Depreciation and amortization — Real Estate Groups	(18)	—	—	—	(18)	—	—	—	—	—
Deferred taxes — Real Estate Groups	(1,961)	—	—	—	(1,961)	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—
Loss on disposition of other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate	—	—	—	—	—	—	—	—	—	—

Net earnings	$4,358	$—	$—	$—	$4,358	$436	$—	$—	$—	$436

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2003 (in thousands)

	Corporate Activities 2003					Total 2003
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$172	$—	$—	$—	$172	$230,106	$38,093	$66,088	$9,868	$267,969
Exclude straight-line rent adjustment	—	—	—	—	—	(2,065)	—	—	(47)	(2,112)

Adjusted revenues	172	—	—	—	172	228,041	38,093	66,088	9,821	265,857
Operating expenses, including depreciation and amortization for non-Real Estate Groups	7,463	—	—	—	7,463	135,657	20,824	36,879	7,670	159,382
Exclude straight-line rent adjustment	—	—	—	—	—	(1,278)	—	—	(7)	(1,285)

Adjusted operating expenses	7,463	—	—	—	7,463	134,379	20,824	36,879	7,663	158,097
Add equity in earnings of unconsolidated entities	—	—	—	—	—	11,827	3	(7,341)	—	4,483
Add back equity method depreciation and amortization expense	—	—	—	—	—	7,626	—	(7,505)	—	121

Net operating income	(7,291)	—	—	—	(7,291)	113,115	17,272	14,363	2,158	112,364
Interest expense	7,674	—	—	—	7,674	46,176	7,758	14,363	1,411	54,192
Loss on early extinguishment of debt	11,484	—	—	—	11,484	10,718	(98)	—	—	10,816
Income tax expense (benefit)	(9,710)	—	—	—	(9,710)	(2,907)	—	—	13	(2,894)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	9,612	9,612	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	734	—	—	(734)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,739)	$—	$—	$—	$(16,739)	$50,250	$—	$—	$—	$50,250

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(16,739)	$—	$—	$—	$(16,739)	$50,250	$—	$—	$—	$50,250
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(32,200)	—	—	(625)	(32,825)
Deferred taxes — Real Estate Groups	589	—	—	—	589	(9,975)	—	—	49	(9,926)
Straight-line rent adjustment	—	—	—	—	—	787	—	—	40	827
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(982)	—	—	(467)	(1,449)
Loss on disposition of other investments, net of tax	(274)	—	—	—	(274)	(274)	—	—	—	(274)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(625)	—	—	625	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	49	—	—	(49)	—
Straight-line rent adjustment	—	—	—	—	—	40	—	—	(40)	—
Provision for decline in real estate	—	—	—	—	—	(467)	—	—	467	—

Net earnings	$(16,424)	$—	$—	$—	$(16,424)	$6,603	$—	$—	$—	$6,603

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2003 (in thousands)

	Commercial Group 2003					Residential Group 2003
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$313,680	$70,239	$75,382	$2,011	$320,834	$79,451	$3,898	$41,793	$7,289	$124,635
Exclude straight-line rent adjustment	(4,545)	—	—	(94)	(4,639)	(143)	—	—	—	(143)

Adjusted revenues	309,135	70,239	75,382	1,917	316,195	79,308	3,898	41,793	7,289	124,492
Operating expenses, including depreciation and amortization for non-Real Estate Groups	168,002	40,597	41,696	781	169,882	41,506	3,022	22,939	4,382	65,805
Exclude straight-line rent adjustment	(2,237)	—	—	(14)	(2,251)	—	—	—	—	—

Adjusted operating expenses	165,765	40,597	41,696	767	167,631	41,506	3,022	22,939	4,382	65,805
Add equity in earnings of unconsolidated entities	7,573	—	(8,656)	—	(1,083)	9,339	—	(1,690)	—	7,649
Add back equity method depreciation and amortization expense	8,798	—	(8,798)	—	—	5,685	—	(5,438)	—	247

Net operating income	159,741	29,642	16,232	1,150	147,481	52,826	876	11,726	2,907	66,583
Interest expense	61,651	14,751	16,232	1,001	64,133	11,533	457	11,726	1,684	24,486
Loss on early extinguishment of debt	—	—	—	—	—	(766)	(98)	—	—	(668)
Income tax expense (benefit)	3,337	—	—	(227)	3,110	4,960	—	—	45	5,005
Minority interest in earnings before depreciation and amortization	14,891	14,891	—	—	—	517	517	—	—	—
Add: EBDT from discontinued operations	376	—	—	(376)	—	1,178	—	—	(1,178)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$80,238	$—	$—	$—	$80,238	$37,760	$—	$—	$—	$37,760

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$80,238	$—	$—	$—	$80,238	$37,760	$—	$—	$—	$37,760
Depreciation and amortization — Real Estate Groups	(47,883)	—	—	(334)	(48,217)	(15,060)	—	—	(926)	(15,986)
Deferred taxes — Real Estate Groups	(12,081)	—	—	185	(11,896)	(5,771)	—	—	(1)	(5,772)
Straight-line rent adjustment	2,308	—	—	80	2,388	143	—	—	—	143
Provision for decline in real estate, net of tax and minority interest	—	—	—	(467)	(467)	(982)	—	—	—	(982)
Gain (loss) on disposition of operating properties and other investments, net of tax	—	—	—	(64)	(64)	—	—	—	117	117
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	(334)	—	—	334	—	(926)	—	—	926	—
Deferred taxes — Real Estate Groups	185	—	—	(185)	—	(1)	—	—	1	—
Straight-line rent adjustment	80	—	—	(80)	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	(467)	—	—	467	—	—	—	—	—	—
Gain (loss) on disposition of operating properties	(64)	—	—	64	—	117	—	—	(117)	—

Net earnings	$21,982	$—	$—	$—	$21,982	$15,280	$—	$—	$—	$15,280

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2003 (in thousands)

	Land Group 2003					Lumber Trading Group 2003
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$24,831	$2,315	$8,194	$—	$30,710	$36,760	$—	$—	$10,121	$46,881
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	24,831	2,315	8,194	—	30,710	36,760	—	—	10,121	46,881
Operating expenses, including depreciation and amortization for non-Real Estate Groups	15,187	1,197	5,355	—	19,345	34,682	—	—	10,201	44,883
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	15,187	1,197	5,355	—	19,345	34,682	—	—	10,201	44,883
Add equity in earnings of unconsolidated entities	4,758	—	(2,338)	—	2,420	—	—	—	—	—
Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	14,402	1,118	501	—	13,785	2,078	—	—	(80)	1,998
Interest expense	1,427	—	501	—	1,928	1,324	—	—	95	1,419
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—
Income tax expense (benefit)	2,961	—	—	—	2,961	560	—	—	(69)	491
Minority interest in earnings before depreciation and amortization	1,118	1,118	—	—	—	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	(106)	—	—	106	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$8,896	$—	$—	$—	$8,896	$88	$—	$—	$—	$88

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$8,896	$—	$—	$—	$8,896	$88	$—	$—	$—	$88
Depreciation and amortization — Real Estate Groups	(36)	—	—	—	(36)	—	—	—	—	—
Deferred taxes — Real Estate Groups	(1,736)	—	—	—	(1,736)	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—
Gain (loss) on disposition of operating properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—
Gain on disposition of operating properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$7,124	$—	$—	$—	$7,124	$88	$—	$—	$—	$88

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2003 (in thousands)

	Corporate Activities 2003					Total 2003
			Plus					Plus
		Less	Unconsolidated	Plus	Pro-Rata		Less	Unconsolidated	Plus	Pro-Rata
	Full	Minority	Investments at	Discontinued	Consolidation	Full	Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
Revenues	$300	$—	$—	$—	$300	$455,022	$76,452	$125,369	$19,421	$523,360
Exclude straight-line rent adjustment	—	—	—	—	—	(4,688)	—	—	(94)	(4,782)

Adjusted revenues	300	—	—	—	300	450,334	76,452	125,369	19,327	518,578
Operating expenses, including depreciation and amortization for non-Real Estate Groups	12,678	—	—	—	12,678	272,055	44,816	69,990	15,364	312,593
Exclude straight-line rent adjustment	—	—	—	—	—	(2,237)	—	—	(14)	(2,251)

Adjusted operating expenses	12,678	—	—	—	12,678	269,818	44,816	69,990	15,350	310,342
Add equity in earnings of unconsolidated entities	—	—	—	—	—	21,670	—	(12,684)	—	8,986
Add back equity method depreciation and amortization expense	—	—	—	—	—	14,483	—	(14,236)	—	247

Net operating income	(12,378)	—	—	—	(12,378)	216,669	31,636	28,459	3,977	217,469
Interest expense	13,375	—	—	—	13,375	89,310	15,208	28,459	2,780	105,341
Loss on early extinguishment of debt	11,484	—	—	—	11,484	10,718	(98)	—	—	10,816
Income tax expense (benefit)	(11,940)	—	—	—	(11,940)	(122)	—	—	(251)	(373)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—	16,526	16,526	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—	1,448	—	—	(1,448)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(25,297)	$—	$—	$—	$(25,297)	$101,685	$—	$—	$—	$101,685

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(25,297)	$—	$—	$—	$(25,297)	$101,685	$—	$—	$—	$101,685
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(62,979)	—	—	(1,260)	(64,239)
Deferred taxes — Real Estate Groups	2,479	—	—	—	2,479	(17,109)	—	—	184	(16,925)
Straight-line rent adjustment	—	—	—	—	—	2,451	—	—	80	2,531
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(982)	—	—	(467)	(1,449)
Gain (loss) on disposition of operating properties and other investments, net of tax	(261)	—	—	—	(261)	(261)	—	—	53	(208)
Discontinued operations, net of tax:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,260)	—	—	1,260	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	184	—	—	(184)	—
Straight-line rent adjustment	—	—	—	—	—	80	—	—	(80)	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(467)	—	—	467	—
Gain on disposition of operating properties	—	—	—	—	—	53	—	—	(53)	—

Net earnings	$(23,079)	$—	$—	$—	$(23,079)	$21,395	$—	$—	$—	$21,395